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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 1, 2005

HuntMountain Resources

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-01428	68-0612191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1611 N. Molter Road, Ste. 201, Liberty Lake, WA	99019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 892-5287

Metaline Mining & Leasing Company

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 1.01.  Entry into a Material Definitive Agreement

See 5.02 below

ITEM 5.02 Departure of Directors or Principal Officers, Election of Director; Appointment of Principal Officers

At a special meeting of Shareholders held on August 1, 2005 Tim Hunt, William R. Green and Eunice R. Campbell were elected as directors of the Company.  The results of the election for directors of the Company are as follows:

For

Against

Abstain

Tim Hunt

10,729,415

   -0-

    -0-

Eunice R. Campbell

10,729,415

   -0-

    -0-

William R. Green

10,729,415

   -0-

    -0-

On August 1, 2005 the Company named Randal Hardy as the Chief Financial Officer of the Company and Steve Taylor as the Director of Investor Relations.  Mr. Hardy will receive an annual salary of $70,000 and has been granted an option to acquire 10,000 shares of the company's common stock.  The option is valid for five years and has an exercise price of $.34.  Mr. Taylor will receive an annual salary of $40,000 and has been granted an option to acquire 10,000 shares of the company's common stock.  The option is valid for five years and has an exercise price of $.34.  There are no written compensation agreements with either person.

Item 8.01 Other Events

At a special meeting of Shareholders held on August 1, 2005 the shareholders voted to merge the company with and into its wholly owned subsidiary, HuntMountain Resources, a Nevada Corporation.

The merger was approved by the affirmative vote of 71.5% of the issued and outstanding shares of the Company with no shares voting against or abstaining from voting.  Officers and directors of the Company holding office immediately before the effective date of the merger will continue as the directors and officers of the surviving company which is called HuntMountain Resources.  A copy of the Plan of Merger and Articles of Merger are attached as Exhibit 2 (i) – (iii).

At the Special Meeting, the shareholders also approved the 2005 Metaline Mining & Leasing Company Stock Plan.  This plan will be assumed by the surviving Company and renamed the 2005 HuntMountain Resources Stock Plan.  All outstanding options of the Company have become options of HuntMountain under the same terms and conditions.  A copy of the plan is attached in Exhibit 4.

Item 9 Financial Statements and Exhibits

(c ) Exhibits

(2)(i) Plan of Merger

(2)(ii) Articles of Merger (Washington)

(2)(iii) Articles of Merger (Nevada)

(3)(i) Articles of Incorporation of HuntMountain Resources

(4)     2005 HuntMountain Resources Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HuntMountain Resources

/s/ Tim Hunt

Date: August 4, 2005

By:

      Tim Hunt, President

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